Exhibit 99.4

                        MORTGAGE LOAN PURCHASE AGREEMENT

            Pursuant to this Mortgage Loan Purchase Agreement dated as of December 1, 2006 (the "Agreement"), between Artesia Mortgage Capital Corporation (together with its successors and permitted assigns hereunder, the "Seller") and CWCapital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the CWCapital Commercial Funding Corp., COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of December 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of December 6, 2006, with Wachovia Capital Markets, LLC ("Wachovia"), Citigroup Global Markets Inc. ("Citi") and Deutsche Bank Securities Inc. ("Deutsche" and, together with Wachovia and Citi, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of December 6, 2006, with Wachovia, Citi and Deutsche (collectively, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $280,939,029 (the "Artesia Mortgage Loan Balance") as of the close of business on, with respect to each Mortgage Loan, its Due Date in December 2006 (each such date, the applicable "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on December 21, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall consist of (i) a cash amount equal to 104,39851% of the Artesia Mortgage Loan Balance, plus (ii) $883,817, which amount represents the amount of interest accrued on the Artesia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date but does not include any deduction for any fees and/or expenses incurred in connection with this transaction. The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, and the Purchaser hereby assumes such Mortgage Loans. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

            (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii),
(a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording or filing office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording or filing. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee.

            (d) For each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, the Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to
Section 2.01(c) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in section 2.01(c) of the Poling and Servicing Agreement. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents referred to in clause
(a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Mortgaged Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgaged Loans and (iii) are in possession or control of the Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Mortgaged Loans and
(y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Mortgaged Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Seller shall provide, or cause to be provided, information necessary for the Master Servicer to produce the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

            (h) The Seller shall instruct Wachovia Bank, National Association (as Artesia's interim servicer) and Capmark Finance Inc. and Laureate Capital LLC (each as Artesia's retained sub-servicer) to provide the Master Servicer with the Supplemental Servicer Schedule.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and possesses all requisite authority and power to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default would reasonably be expected to have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

            (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
      (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            (vi) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or requires or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree or any court or governmental authority having jurisdiction over the Purchaser or its assets.

            SECTION 5. Notice of Breach; Cure; Repurchase; Covenant of the
Seller.

            (a) If the Seller discovers or receives notice in accordance with
Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or any related REO Property, or in the case of any REO Property related to a Loan Group, the Seller's interest therein) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or repurchase the affected Mortgage Loan (or the related Mortgaged Property) unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the Initial Resolution Period, then a Specially Serviced Mortgage Loan and a Servicing Tranfer Event has occurred as a result of a monetary default or as described in clause (e), clause (f) or clause (g) of the definition of "Specially Serviced Mortgage Loan" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to Seller by the Trustee pursuant to Section 2.02 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect; and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document or a copy thereof and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that if the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause (a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment, (e) the absence from the Mortgage File of a copy of the ground lease with respect to any leasehold mortgages or (f) the absence from the Servicing File of any original letter of credit.

            (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All reasonable costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

            (e) [Reserved].

            (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase the affected Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 38 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear reasonable costs and expenses associated with a defeasance, as set forth in paragraph 38 (any such costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

            (h) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 10:00 A.M., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser and the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

            (c) The Indemnification Agreement duly executed by the parties thereto;

            (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

            (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware as of a recent date;

            (g) A favorable opinion of counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h) A favorable opinion of in-house counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement; and

            (i) A letter of counsel of the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

            SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified on Schedule A hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        ARTESIA MORTGAGE CAPITAL CORPORATION

                                        By: /s/ Diana Kelsey Kutas
                                            ------------------------------------
                                            Name: Diana Kelsey Kutas
                                            Title: Managing Director

                                        PURCHASER

                                        CWCAPITAL COMMERCIAL FUNDING CORP.

                                        By: /s/ Robert Restrick
                                            ------------------------------------
                                            Name: Robert Restrick
                                            Title: Senior Vice President

                                   SCHEDULE A

                                     Notices

Seller:

Address for Notices:

Artesia Mortgage Capital Corporation
1180 Northwest Maple Street, Suite 202
Issaquah, Washington 98027
Attention: Diana Kelsey Kutas
Facsimile Number: (425) 313-1005

Purchaser:

Address for Notices:

CWCapital Commercial Funding Corp.
One Charles River Place
63 Kendrick Street
Needham, Massachusetts  02494
Attention: Craig Lieberman

                                    EXHIBIT A

                             Mortgage Loan Schedule


Mortgage Loan Number   Property Name
--------------------   --------------------------------------
                  12   DHL Perimeter Center Building
                  24   Blue Harbor Apartments
                  29   Craig Promenade
                  33   Forest Hills Medical Office Building
                  44   DTR12 - Gateway 101 Building
                  51   Sehome Village
                  65   Pomona Ranch Plaza
                  66   Highland Pavilion
                  67   Casper Retail
                  71   Idaho Urologic Institute
                  85   Airport Office Center
                  90   Opus Pine Center
                  92   The Pointe Office Building
                 100   Cerritos Nissan
                 106   Walgreens - Wellington, FL
                 118   SVN Multi-Tenant Office Building
                 119   San Bernardino County Building
                 130   Alice G. Smith Retail Portfolio
             130.001   Texas Tech Plaza
             130.002   Charter One Plaza
                 135   Homestead Shopping Center
                 136   Food 4 Less - Beaumont, CA
                 137   Evanston Heights
                 138   90 Crossways Park West
                 145   Fox Flex Building
                 146   Goettens Grove Phase II Plus Townhomes
                 147   The Shoppes at Horizon Park
                 150   Amarillo Land Leases
                 154   Days Inn - Shoreline, WA
                 156   Cumberland Plaza
                 157   Walnut Park Shopping Center
                 160   Kmart - Sumter, SC
                 162   Fred's and Tractor Supply
                 163   Allegro Office Park
                 164   Plaza Aldine Shopping Center

Mortgage Loan Number   Address
--------------------   -------------------------------------------------------------------------------
                  12   8667 & 8701 East Hartford Drive
                  24   3380 Swenson Street
                  29   525, 605, 655, 675, 715, 725, 755, 775 & 785 West Craig Road
                  33   96-10 Metropolitan Avenue
                  44   8711 East Hartford Drive
                  51   220-404 36th Street
                  65   50, 58 & 68 Rio Rancho Road
                  66   6700 Middle Fiskville Road
                  67   4120 East 2nd Street
                  71   2855 East Magic View Drive
                  85   6505 Airport Boulevard
                  90   5751 & 5771 Pine Avenue
                  92   5521 West Lincoln Highway
                 100   18707 Studebaker Road
                 106   10420 Forest Hills Boulevard
                 118   6160 South Syracuse Way
                 119   2050 Massachusetts Avenue
                 130   Various
             130.001   801 - 803 University Avenue
             130.002   10460 North Michigan Road
                 135   9520-9566 Homestead Road
                 136   1691 East 6th Street
                 137   830, 832, 834, 840, & 842"21st Avenue S.E.
                 138   90 Crossways Park West
                 145   2205 Enterprise Drive
                 146   1500 Oak Grove Road Southwest, 2497-2499, 2501-2503 and 2509-2511 Goettens Way,
                       "& 2500-2502 and 2504-2506 15th Street South
                 147   683 Horizon Drive
                 150   8006, 8300 and 8310 West"Interstate 40
                 154   19527 Aurora Avenue North
                 156   1339 and 1405 Smithville Highway
                 157   4413, 4419 & 4425 Walnut Street; 522 & 530 Plano Road
                 160   1143 Broad Street
                 162   2401 South Highway 36
                 163   933 Studewood
                 164   12815 Aldine-Westfield Road

Mortgage Loan Number  City               State    Zip Code  Cut-Off Date Loan Balance ($)  Monthly P&I Payments ($)  Mortgage Rate
--------------------  -----------------  -------  --------  -----------------------------  ------------------------  -------------
                  12  Scottsdale         AZ          85255                     44,000,000                   260,980        5.90000%
                  24  Las Vegas          NV          89169                     26,000,000                        IO        6.17000%
                  29  North Las Vegas    NV          89032                     22,800,000                   133,853        6.25000%
                  33  Forest Hills       NY          11375                     20,000,000                   115,574        5.66000%
                  44  Scottsdale         AZ          85255                     16,000,000                    94,902        5.90000%
                  51  Bellingham         WA          98225                     14,500,000                    88,338        6.15000%
                  65  Pomona             CA          91766                     10,600,000                    62,663        6.31000%
                  66  Austin             TX          78752                     10,489,141                    61,609        5.80000%
                  67  Casper             WY          82609                     10,171,567                    64,911        5.87000%
                  71  Meridian           ID          83642                      9,731,771                    57,831        5.90000%
                  85  Austin             TX          78752                      7,800,000                    45,123        5.67000%
                  90  Chino Hills        CA          91709                      7,500,000                    41,662        5.78000%
                  92  Schererville       IN          46307                      7,250,000                    43,747        6.06000%
                 100  Cerritos           CA          90703                      5,500,000                        IO        5.82000%
                 106  Wellington         FL          33414                      5,000,000                    28,389        5.50000%
                 118  Greenwood Village  CO          80111                      4,200,000                    24,858        5.88000%
                 119  San Bernardino     CA          92405                      4,195,914                    25,506        6.12000%
                 130  Various            Various   Various                      3,600,000                    22,495        6.39000%
             130.001  Lubbock            TX          79401
             130.002  Carmel             IN          46032
                 135  Houston            TX          77016                      3,466,107                    23,021        6.28000%
                 136  Beaumont           CA          92223                      3,443,649                    20,618        5.97000%
                 137  Rochester          MN          55904                      3,400,000                    21,782        5.94000%
                 138  Woodbury           NY          11797                      3,350,000                    20,496        6.19000%
                 145  Florence           SC          29501                      3,080,000                    18,570        6.05250%
                 146  St. Cloud          MN          56301                      2,994,624                    18,160        6.09000%
                 147  Grand Junction     CO          81506                      2,800,000                    16,715        5.96000%
                 150  Amarillo           TX          79106                      2,697,307                    16,171        5.99000%
                 154  Shoreline          WA          98133                      2,288,777                    15,761        6.66000%
                 156  McMinnville        TN          37110                      2,237,787                    13,488        6.04000%
                 157  Garland            TX          75042                      2,096,979                    13,556        6.02000%
                 160  Sumter             SC          29150                      1,856,139                    11,702        5.53000%
                 162  Gatesville         TX          76528                      1,448,568                     8,731        6.04000%
                 163  Houston            TX          77008                      1,253,633                     7,890        6.41000%
                 164  Houston            TX          77039                      1,187,067                     7,118        5.90000%

Mortgage Loan Number   Remaining Term to Maturity or ARD (Mos.)   Maturity Date or ARD
--------------------   ----------------------------------------   --------------------
                  12                                        119               11/11/16
                  24                                         59               11/11/11
                  29                                        120               12/11/16
                  33                                        120               12/11/16
                  44                                        119               11/11/16
                  51                                        120               12/11/16
                  65                                        118               10/11/16
                  66                                        119               11/11/16
                  67                                        118               10/11/16
                  71                                        118               10/11/16
                  85                                        119               11/11/16
                  90                                        119               11/11/16
                  92                                        118               10/11/16
                 100                                        119               11/11/16
                 106                                        120               12/11/16
                 118                                        119               11/11/16
                 119                                        119               11/11/16
                 130                                        118               10/11/16
             130.001
             130.002
                 135                                        117               09/11/16
                 136                                        118               10/11/16
                 137                                        118               10/11/16
                 138                                        118               10/11/16
                 145                                        119               11/11/16
                 146                                        118               10/11/16
                 147                                        119               11/11/16
                 150                                        119               11/11/16
                 154                                         56               08/11/11
                 156                                        119               11/11/16
                 157                                        119               11/11/16
                 160                                        105               09/11/15
                 162                                        119               11/11/16
                 163                                        114               06/11/16
                 164                                        109               01/11/16

Mortgage Loan Number   Remaining Amort Term (Mos.) for Balloon Mortgage Loan   Interest Accrual Method
--------------------   -----------------------------------------------------   -----------------------
                  12                                                     360                Actual/360
                  24                                                      IO                Actual/360
                  29                                                     420                Actual/360
                  33                                                     360                Actual/360
                  44                                                     360                Actual/360
                  51                                                     360                Actual/360
                  65                                                     420                Actual/360
                  66                                                     359                Actual/360
                  67                                                     298                Actual/360
                  71                                                     358                Actual/360
                  85                                                     360                Actual/360
                  90                                                     420                Actual/360
                  92                                                     360                Actual/360
                 100                                                      IO                Actual/360
                 106                                                     360                Actual/360
                 118                                                     360                Actual/360
                 119                                                     359                Actual/360
                 130                                                     360                Actual/360
             130.001
             130.002
                 135                                                     297                Actual/360
                 136                                                     358                Actual/360
                 137                                                     300                Actual/360
                 138                                                     360                Actual/360
                 145                                                     360                Actual/360
                 146                                                     358                Actual/360
                 147                                                     360                Actual/360
                 150                                                     359                Actual/360
                 154                                                     296                Actual/360
                 156                                                     359                Actual/360
                 157                                                     299                Actual/360
                 160                                                     285                Actual/360
                 162                                                     359                Actual/360
                 163                                                     354                Actual/360
                 164                                                     349                Actual/360

Mortgage Loan Number  Loan Administrative Cost Rate   Master Servicing Fee Rate   Ground Lease  Mortgage Loan Seller  Originator
--------------------  -----------------------------   -------------------------   ------------  --------------------  ----------
                  12                        0.02080%                    0.02000%             Y               Artesia     Artesia
                  24                        0.02080%                    0.02000%             N               Artesia     Artesia
                  29                        0.02080%                    0.02000%             N               Artesia     Artesia
                  33                        0.02080%                    0.02000%             N               Artesia     Artesia
                  44                        0.02080%                    0.02000%             N               Artesia     Artesia
                  51                        0.02080%                    0.02000%             N               Artesia     Artesia
                  65                        0.02080%                    0.02000%             N               Artesia     Artesia
                  66                        0.02080%                    0.02000%             N               Artesia     Artesia
                  67                        0.02080%                    0.02000%             N               Artesia     Artesia
                  71                        0.02080%                    0.02000%             N               Artesia     Artesia
                  85                        0.02080%                    0.02000%             N               Artesia     Artesia
                  90                        0.02080%                    0.02000%             N               Artesia     Artesia
                  92                        0.02080%                    0.02000%             N               Artesia     Artesia
                 100                        0.08080%                    0.08000%             N               Artesia     Artesia
                 106                        0.02080%                    0.02000%             N               Artesia     Artesia
                 118                        0.02080%                    0.02000%             N               Artesia     Artesia
                 119                        0.02080%                    0.02000%             N               Artesia     Artesia
                 130                        0.02080%                    0.02000%             N               Artesia     Artesia
             130.001                                                                         N
             130.002                                                                         N
                 135                        0.02080%                    0.02000%             N               Artesia     Artesia
                 136                        0.02080%                    0.02000%             N               Artesia     Artesia
                 137                        0.02080%                    0.02000%             N               Artesia     Artesia
                 138                        0.02080%                    0.02000%             N               Artesia     Artesia
                 145                        0.02080%                    0.02000%             N               Artesia     Artesia
                 146                        0.02080%                    0.02000%             N               Artesia     Artesia
                 147                        0.02080%                    0.02000%             N               Artesia     Artesia
                 150                        0.02080%                    0.02000%             N               Artesia     Artesia
                 154                        0.02080%                    0.02000%             N               Artesia     Artesia
                 156                        0.10080%                    0.10000%             N               Artesia     Artesia
                 157                        0.02080%                    0.02000%             N               Artesia     Artesia
                 160                        0.02080%                    0.02000%             N               Artesia     Artesia
                 162                        0.02080%                    0.02000%             N               Artesia     Artesia
                 163                        0.02080%                    0.02000%             N               Artesia     Artesia
                 164                        0.02080%                    0.02000%             N               Artesia     Artesia

Mortgage Loan Number   Defeasance Loan   Cross Collateralized and Cross Defaulted Loan Flag   Letter of Credit In-Place   ARD Loan
--------------------   ---------------   --------------------------------------------------   -------------------------   --------
                  12                 Y                                                    N                           N          N
                  24                 N                                                    N                           N          N
                  29                 Y                                                    N                           N          N
                  33                 N                                                    N                           N          N
                  44                 Y                                                    N                           Y          N
                  51                 Y                                                    N                           N          N
                  65                 Y                                                    N                           N          N
                  66                 Y                                                    N                           N          N
                  67                 Y                                                    N                           N          N
                  71                 Y                                                    N                           N          N
                  85                 Y                                                    N                           N          N
                  90                 Y                                                    N                           N          N
                  92                 Y                                                    N                           N          N
                 100                 Y                                                    N                           N          N
                 106                 Y                                                    N                           N          N
                 118                 Y                                                    N                           N          N
                 119                 Y                                                    N                           N          N
                 130                 N                                                    N                           N          N
             130.001                                                                                                  N
             130.002                                                                                                  N
                 135                 Y                                                    N                           N          N
                 136                 Y                                                    N                           N          N
                 137                 Y                                                    N                           N          N
                 138                 Y                                                    N                           N          N
                 145                 Y                                                    N                           N          N
                 146                 Y                                                    N                           N          N
                 147                 Y                                                    N                           N          N
                 150                 N                                                    N                           N          N
                 154                 Y                                                    N                           N          N
                 156                 Y                                                    N                           N          N
                 157                 Y                                                    N                           N          N
                 160                 Y                                                    N                           Y          N
                 162                 Y                                                    N                           N          N
                 163                 Y                                                    N                           N          N
                 164                 Y                                                    N                           N          N

Mortgage Loan Number   Anticipated Repayment Date   If ARD loan, Additional Interest Rate   Serviced Loan Combination?
--------------------   --------------------------   -------------------------------------   --------------------------
                  12                                                                                                 N
                  24                                                                                                 N
                  29                                                                                                 N
                  33                                                                                                 N
                  44                                                                                                 N
                  51                                                                                                 N
                  65                                                                                                 N
                  66                                                                                                 N
                  67                                                                                                 N
                  71                                                                                                 N
                  85                                                                                                 N
                  90                                                                                                 N
                  92                                                                                                 N
                 100                                                                                                 N
                 106                                                                                                 N
                 118                                                                                                 N
                 119                                                                                                 N
                 130                                                                                                 N
             130.001
             130.002
                 135                                                                                                 N
                 136                                                                                                 N
                 137                                                                                                 N
                 138                                                                                                 N
                 145                                                                                                 N
                 146                                                                                                 N
                 147                                                                                                 N
                 150                                                                                                 N
                 154                                                                                                 N
                 156                                                                                                 N
                 157                                                                                                 N
                 160                                                                                                 N
                 162                                                                                                 N
                 163                                                                                                 N
                 164                                                                                                 N

                                    EXHIBIT B

                  Mortgage Loan Representations and Warranties

            1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

            4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Liens" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first lien security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in personal property located on the Mortgaged Property that is owned by the Mortgagor and either (i) is reasonably necessary to operate the Mortgaged Property or (ii) is (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest or a sale and leaseback financing arrangement in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      "Permitted Liens" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related mortgagee's title insurance policy, (C) exceptions and exclusions specifically referred to in such mortgagee's title insurance policy, (D) other matters to which like properties are commonly subject and (E) the lien created through the cross-collateralization of the Mortgage Loan with another Mortgage Loan.

            5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule B-1 to this Exhibit B), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to CWCapital Investments LLC, or an affiliate.

            7) Condition of Property; Condemnation. (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property and do not encroach on any third party easements on the Mortgaged Property, except for encroachments that are insured against by the mortgagee's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) mortgagee's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Liens. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph
      13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
      (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12) Environmental Conditions.

                  i) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, an environmental site assessment (meeting American Society for Testing and Materials standards), or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action, or (iii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iv) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In the case of each Mortgage Loan set forth on Schedule B-1 to this Exhibit B, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule B-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos containing materials ("ACM") and, if the related Mortgaged Property is a multifamily property, with respect to radon gas ("RG") and lead based paint ("LBP") and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or
            (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                  ii) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

                  iii) "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

            13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

            14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence; and (e) if the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If a seismic report concluded that the PML on a Mortgaged Property would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan.

            15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

            16) Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                  i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Liens;

                  iii) The Mortgagor's interest in such Ground Lease is
            assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                  iv) Such Ground Lease is in full force and effect, and the
            Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  v) Such Ground Lease or an estoppel letter or other agreement,
            (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  vi) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                  viii) Under the terms of such Ground Lease and the related
            Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  ix) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

            18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

            19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

            20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

            22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

            23) Cross-collateralization. Except as set forth on Schedule B-1 to this Exhibit B, no Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            24) Releases of Mortgaged Property. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property,
      (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule B-1 hereto, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

            25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment
      Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit B.

            27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

            29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

            32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

            34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

            36) Single Purpose Entity. Each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million requires the Mortgagor to be for at least as long as the Mortgage Loan is outstanding and, to the Seller's knowledge, each such Mortgagor is, a Single Purpose Entity, the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $15 million provide that the Mortgagor is a Single Purpose Entity and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $15 million or less, its organizational documents or Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage
      Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

            37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

            38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the mortgagee incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the mortgagee associated with the approval of an assumption of such Mortgage Loan.

            39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

            40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

            41) Utilities. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            42) Single Asset REMIC. With respect to each of the single asset REMICs, there has been no amendment, waiver, impairment, alteration, or modification to any provision of the related REMIC declaration or to any provisions of the related Mortgage Loan documents since the startup day of the single asset REMIC. With respect to each of the single asset REMICs, the single asset REMIC has been administered, the related Mortgage Loan has been serviced, and each provision of the related REMIC declaration has been complied with in a manner such that the single asset REMIC has not failed to qualify as a REMIC for federal income tax purposes at any time since the Startup Day.

            43) Separate Tax Lots. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

            44) No Fraud. In the origination and servicing of the Mortgage Loan, neither the Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

      For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller
(i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including knowledge of a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, mortgagee's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                                  Schedule B-1

                Mortgage Loans Permitting Property Substitutions

                                      None

                                    Exhibit C

         Exceptions to Representations and Warranties for Artesia Loans

Exceptions to Representation 8

---------------------------------------------------------------------------------------------------------------------
Loans                                                        Description of Exception
---------------------------------------------------------------------------------------------------------------------
010-1381 Kmart - Sumter, SC                                  Certain tenants have been granted a right of first
010-1727 Forest Hills Medical Office Building                refusal or offer to purchase their leased premises
                                                             and/or the related Mortgaged Property, subject to
                                                             certain terms and conditions contained in their leases.
                                                             The foregoing rights of first refusal or offer are
                                                             subordinate to the related Mortgage and are not
                                                             exercisable in a foreclosure sale, and are extinguished
                                                             upon foreclosure.
---------------------------------------------------------------------------------------------------------------------
010-1748 Walnut Park Shopping Center                         A certain tenant has been granted a right of first
                                                             refusal or offer to purchase its leased premises and/or
                                                             the related Mortgaged Property, subject to certain
                                                             terms and conditions contained in its lease. The
                                                             foregoing right of first refusal or offer is
                                                             subordinate to the related Mortgage, but is not
                                                             extinguished upon foreclosure. That tenant also has the
                                                             right to purchase its leased premises for $500,000.
---------------------------------------------------------------------------------------------------------------------
010-1383 Walgreens - Wellington, FL                          Certain tenants have been granted a right of first
                                                             refusal or offer to purchase their leased premises
                                                             and/or the related Mortgaged Property, subject to
                                                             certain terms and conditions contained in their leases.
                                                             The foregoing rights of first refusal or offer are
                                                             subordinate to the related Mortgage and are not
                                                             exercisable in a foreclosure sale, but are not
                                                             extinguished upon foreclosure.
---------------------------------------------------------------------------------------------------------------------
010-1750 Cerritos Nissan                                     Certain tenants have been granted a right of first
                                                             refusal or offer to purchase their leased premises
                                                             and/or the related Mortgaged Property, subject to
                                                             certain terms and conditions contained in their leases.
                                                             The foregoing rights of first refusal or offer are not
                                                             subordinate to the related Mortgage, but the exercise
                                                             of the option is within the control of Mortgagor, and
                                                             therefore exercise of the option has been added as a
                                                             non-recourse carve-out.
---------------------------------------------------------------------------------------------------------------------
Exceptions to Representation 14

---------------------------------------------------------------------------------------------------------------------
Loans                                                        Description of Exception
---------------------------------------------------------------------------------------------------------------------
All Loans                                                    Except as specifically set forth in the following
                                                             exceptions to Representation 14, Mortgagors' insurance
                                                             policies cover certified acts of terrorism, but no
                                                             representation is made as to the existence or
                                                             requirement in the Mortgage Loan Documents that
                                                             borrowers maintain insurance covering "non-certified
                                                             acts of terrorism" as defined in the Federal Terrorism
                                                             Risk Insurance Act.
---------------------------------------------------------------------------------------------------------------------
All Loans                                                    All insurance requirements specified under each
                                                             Mortgage may not, as of the date of origination or
                                                             thereafter, have been required to be satisfied in every
                                                             respect, and some Mortgage requirements may have been
                                                             waived both at the time of origination and for the
                                                             future; however, the coverages specifically enumerated
                                                             in Representation 14 (aside from any provision
                                                             indicating all coverages required under the Mortgage
                                                             Loan Documents are in place) were in place at
                                                             origination and have not been waived, and to
                                                             Mortgagee's actual knowledge, remain in place except as
                                                             otherwise indicated in the exceptions to this
                                                             Representation 14.
---------------------------------------------------------------------------------------------------------------------
All Loans                                                    The extended perils policies required by each related
                                                             Mortgage may not include coverage against loss or
                                                             damage sustained by windstorms; however, the coverages
                                                             specifically enumerated subsection (e) of
                                                             Representation 14 were in place at origination and have
                                                             not been waived, and to Mortgagee's actual knowledge,
                                                             remain in place except as otherwise indicated in the
                                                             exceptions to this Representation 14.
---------------------------------------------------------------------------------------------------------------------
010-1682  90 Crossways Park West                             So long as the Mortgaged Property is not leased to any
                                                             government tenant, terrorism insurance is only required
                                                             if it is available at commercially reasonable rates.
---------------------------------------------------------------------------------------------------------------------
010-1383 Walgreens - Wellington, FL                          Rental loss insurance was waived because the Walgreens
                                                             lease contains no rent abatement provisions. Walgreens
                                                             self-insures for all standard insurance coverages,
                                                             including windstorm and flood.
---------------------------------------------------------------------------------------------------------------------
010-1754 Amarillo Land Lease                                 Business income and rental loss insurance was waived as
                                                             to one tenant, Landry's Crab Shack, Inc. Terrorism
                                                             insurance is in place for only one of the tenants,
                                                             Marriott. Because this is a land loan, Mortgagor does
                                                             not maintain hazard insurance. Each of the tenants on
                                                             the Mortgaged Property maintain their own hazard
                                                             insurance which may or may not meet Mortgagor's
                                                             standard insurance requirements.
---------------------------------------------------------------------------------------------------------------------
010-1734 Food 4 Less - Beaumont, CA                          Mortgagee is named as mortgagee only on the
                                                             tenant-provided insurance policies, not as loss payee.
---------------------------------------------------------------------------------------------------------------------
010-1742 DTR5-DHL Perimeter Center                           Mortgagee is not named as loss payee on the business
---------------------------------------------------------------------------------------------------------------------
010-1743 DTR12-Gateway 101 Building                          interruption insurance policy.
---------------------------------------------------------------------------------------------------------------------
Exceptions to Representation 17

---------------------------------------------------------------------------------------------------------------------
Loans                                                        Description of Exception
---------------------------------------------------------------------------------------------------------------------
010-1742 DTR5-DHL Perimeter Center                           The ground lease does not have a term that runs 20
                                                             years beyond the Stated Maturity Date of the Mortgage
                                                             Loan. The ground lease, by its terms, will expire at
                                                             the time the lease for the single tenant at the
                                                             Mortgaged Property expires unless the parking obtained
                                                             through the lease is needed for a successor tenant. The
                                                             lease says that the term will in no event be greater
                                                             than 15 years, but a recorded estoppel executed by the
                                                             ground lessor states that the ground lease will be
                                                             automatically extended after 15 years unless
                                                             Mortgagee's written consent is obtained. Also, the
                                                             ground lease does not explicitly include a quiet
                                                             possession provision. Casualty and condemnation
                                                             awards/insurance proceeds will belong to the ground
                                                             lessor, but Mortgagor may make a separate claim for
                                                             damages in the event of condemnation. Ground lessor is
                                                             obligated to repair and restore what is left of the
                                                             Mortgaged Property after casualty or condemnation but
                                                             is not required to deposit the funds with Mortgagor or
                                                             a trustee.
---------------------------------------------------------------------------------------------------------------------
Exceptions to Representation 24

---------------------------------------------------------------------------------------------------------------------
Loans                                                        Description of Exception
---------------------------------------------------------------------------------------------------------------------
010-1724 Idaho Urologic Institute                            The Mortgage Loan Documents permit the partial release
010-1755 Airport Office Center                               of a non-material portion of the related Mortgaged
010-1735 Highland Pavilion                                   Property without payment of 125% of the related
                                                             allocated loan amount, subject to certain conditions
                                                             precedent set forth in the related Mortgage Loan
                                                             Documents, including, among others, the delivery to
                                                             Mortgagee of an endorsement to the lender's title
                                                             insurance policy insuring that Mortgagee will continue
                                                             to have a first lien against the remaining property.
---------------------------------------------------------------------------------------------------------------------
010-1700 Craig Promenade                                     The Mortgage Loan Documents permit the partial release
                                                             of a portion of the related Mortgaged Property,
                                                             provided that certain conditions precedent set forth in
                                                             the Mortgage Loan Documents are satisfied, including,
                                                             among other things, the completion of a partial
                                                             defeasance of a portion of the loan equal to 125% of
                                                             the allocated loan amount for the property or
                                                             properties being released.
---------------------------------------------------------------------------------------------------------------------
010-1726 Alice G. Smith Retail Pool                          The related Mortgage Loan Documents permit the partial
                                                             release of a portion of the related Mortgaged Property,
                                                             provided that certain conditions precedent set forth in
                                                             the Mortgage Loan Documents are satisfied, including,
                                                             among other things, (i) the delivery of a partial
                                                             prepayment of the loan; and (ii) the satisfaction of
                                                             certain financial covenants, including loan-to-value
                                                             and debt-service coverage ratios
Exceptions to Representation 28

---------------------------------------------------------------------------------------------------------------------
Loans                                                        Description of Exception
---------------------------------------------------------------------------------------------------------------------
010-1750 Cerritos Nissan                                     A car wash was built on the Mortgaged Property without
                                                             a permit. Mortgagor is working with the applicable
                                                             jurisdiction to acquire a permit.
---------------------------------------------------------------------------------------------------------------------
Exceptions to Representation 32

---------------------------------------------------------------------------------------------------------------------
Loans                                                        Description of Exception
---------------------------------------------------------------------------------------------------------------------
010-1737 Casper Retail                                       One or more certificates of occupancy were not
010-1755 Airport Office Center                               available at closing, but there are reserves in place
010-1679 Pomona Ranch Plaza                                  that may not be released until the missing certificates
010-1700 Craig Promenade                                     of occupancy are supplied (amongst other requirements).
010-1383 Walgreens - Wellington, FL
---------------------------------------------------------------------------------------------------------------------
010-1721 Blue Harbour Apartments                             One or more certificates of occupancy were not
010-1704 Homestead Shopping Center                           available at closing. An affidavit of Mortgagor was
010-1381 Kmart - Sumter, SC                                  provided in lieu thereof.
010-1752 Cumberland Plaza
---------------------------------------------------------------------------------------------------------------------
010-1750 Cerritos Nissan                                     Certificates of occupancy are not available because the
010-1506 Plaza Aldine Shopping Center                        applicable jurisdiction did not issue certificates of
                                                             occupancy at the time improvements on the Mortgaged
                                                             Property were constructed.
---------------------------------------------------------------------------------------------------------------------
010-1643 Sehome Village                                      One or more certificates of occupancy were not
010-1748 Walnut Park Shopping Center                         available at closing.
010-1754 Amarillo Land Leases
010-1746 Opus Pine Center
010-1727 Forest Hills Medical Office
---------------------------------------------------------------------------------------------------------------------
Exceptions to Representation 35

---------------------------------------------------------------------------------------------------------------------
Loans                                                        Description of Exception
---------------------------------------------------------------------------------------------------------------------
010-1724 Idaho Urologic Institute                            Certain direct or indirect transfers of ownership
                                                             interests in the Mortgagor which may result in a change
                                                             of control of the Mortgagor and the Mortgaged Property
                                                             are allowed under certain conditions set forth in the
                                                             Mortgage, which conditions include, amongst other
                                                             conditions, the following: (i) the Mortgagor entity
                                                             does not change; (ii) the transferee is a physician
                                                             practicing in Ada County, Idaho, (iii) the existing
                                                             guarantors will not be released from their obligations
                                                             unless a replacement acceptable to Mortgagee is
                                                             provided; and (iv) payment of Mortgagee's out-of-pocket
                                                             expenses.
---------------------------------------------------------------------------------------------------------------------
Exceptions to Representation 36

---------------------------------------------------------------------------------------------------------------------
Loans                                                        Description of Exception
---------------------------------------------------------------------------------------------------------------------
010-1723 Oak Mountain Lodge                                  Mortgagor's Single Purpose Entity covenants were
                                                             modified to allow for shared marketing functions with a
                                                             related "Oak Mountain Lodge".
---------------------------------------------------------------------------------------------------------------------
010-1721 Blue Harbour Apartments                             The original principal balance of the loan was greater
010-1700 Craig Promenade                                     than or equal to $20,000,000 but a non-consolidation
010-1727 Forest Hills Medical Office Building                opinion was not obtained.
---------------------------------------------------------------------------------------------------------------------
010-1731 Fox Flex Building                                   The Mortgager is a limited partnership and not a single
                                                             purpose entity.
---------------------------------------------------------------------------------------------------------------------
Exceptions to Representation 37

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Loans                                                        Description of Exception
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
All Loans                                                    Mortgagor is liable to Mortgagee for losses incurred
                                                             due to the misapplication of rents only with respect to
                                                             rents received by the Mortgagor or any guarantor after
                                                             Mortgagee makes written demand therefor pursuant to any
                                                             loan document.
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010-1742 DTR5-DHL Perimeter Center                           At least one guarantor is not a natural person.
010-1743 DTR12-Gateway 101 Building
010-1729 SVN Multi-Tenant Office Building
010-1748 Walnut Park Shopping Center
010-1749 Fred's and Tractor Supply
Exceptions to Representation 39

---------------------------------------------------------------------------------------------------------------------
Loans                                                        Description of Exception
---------------------------------------------------------------------------------------------------------------------
All Loans                                                    No Mortgage loan requires, as a condition to a
                                                             defeasance, that the defeasance be permitted only to
                                                             facilitate the disposition or refinancing of the
                                                             Mortgaged Property and not as a part of an arrangement
                                                             to collateralize a REMIC offering with obligations that
                                                             are not real estate mortgages.
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
Exceptions to Representation 43

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Loans                                                        Description of Exception
---------------------------------------------------------------------------------------------------------------------
010-1742 DTR5-DHL Perimeter Center                           At closing the Mortgaged Property did not consist of a
010-1743 DTR12-Gateway 101 Building                          separate tax parcel. It is a post-closing obligation of
                                                             Mortgagor to obtain a separate tax parcel number and
                                                             tax parcel endorsement within 18 months of closing.
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010-1383 Walgreens - Wellington, FL                          The Mortgaged Property has been assigned a separate tax
                                                             lot number that will become effective January 1, 2007.
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